                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 10, 2000


                                Onvia.com, Inc.
             (Exact name of registrant as specified in its charter)

                                   000-29609
                            (Commission File Number)

               Delaware                                 91-1859172
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
             incorporation)


                               1260 Mercer Street
                               Seattle, WA  98109
            (Address of principal executive offices, with zip code)

                                 (206) 282-5170
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         (a) On August 10, 2000, Onvia.com, Inc., a Delaware corporation (the "Company"), acquired Globe-1, Incorporated, a Washington corporation ("Target"),
 -------                                                               ------
by the statutory merger (the "Merger") of Griffin Acquisition Corporation, a
                              ------
Washington corporation and wholly-owned subsidiary of the Company ("Company
                                                                    -------
Sub"), with and into the Target.  The Merger was accomplished pursuant to an
---
Agreement and Plan of Merger, dated as of July 25, 2000, among the Company, Target and Company Sub (the "Merger Agreement"). The Merger occurred
                             ----------------
following the approval of the Merger Agreement by the shareholders of the Target pursuant to a written consent of the shareholders and satisfaction of certain other closing conditions. Pursuant to the Merger, each outstanding share of Target Common Stock was converted into approximately 0.159570 shares of the Company's Common Stock, and the Company became the owner of 100% of the issued and outstanding shares of Target Common Stock.

         A total of approximately 2,351,705 shares of the Company's Common Stock are being issued to former Target shareholders in exchange for the acquisition by the Company of all outstanding Target Common Stock. Additionally, the Company will convert warrants to purchase shares of Target Common Stock into warrants to purchase approximately 498,223 shares of the Company's Common Stock.

         Under the terms of the Merger Agreement, a total of approximately 285,000 shares of the Company's Common Stock will be held in escrow for the purpose of indemnifying the Company against certain liabilities of Target. Such escrow will expire on August 10, 2001. In addition, former Target shareholders have been granted certain registration rights with respect to the shares of Company Common Stock received in the Merger.

         The Merger will be accounted for as a purchase transaction. The number of shares of the Company's Common Stock to be issued to the shareholders of Target was determined by arms-length negotiations among the parties.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.
             -----------------------------------------

             It is currently impracticable for the Company to provide the required financial statements. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than October 24, 2000.

         (b) Pro Forma Financial Information.
             -------------------------------

             It is currently impracticable for the Company to provide the required financial statements. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the

Company will file such financial statements as soon as they are available, and in no event later than October 24, 2000.

         (c)  Exhibits.

              99.1 Agreement and Plan of Merger dated July 25, 2000 among the Company, Target and Company Sub.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Onvia.com, Inc.



Date:  August 18, 2000                 By: /s/ Mark T. Calvert
                                           -------------------
                                           Mark T. Calvert
                                           Vice President and
                                           Chief Financial Officer

                               INDEX TO EXHIBITS



     Exhibit
     Number  Description
     ------  -----------

     99.1 Agreement and Plan of Merger dated July 25, 2000 among the Company, Target and Company Sub.